UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
August 17, 2006

BIOPURE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-15167	04-2836871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 HURLEY STREET
CAMBRIDGE, MA 02141
(Address of principal executive offices and zip code)

(617) 234-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 3.02. Unregistered Sales of Equity Securities.
ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1 FORM OF COMMON STOCK WARRANT
EX-4.2 UNIT WARRANT DATED AUGUST 23, 2006
EX-10.1 PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE DATED AUGUST 17, 2006

ITEM 1.01.      Entry into a Material Definitive Agreement.
     On August 17, 2006, Biopure Corporation (“Biopure”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors (the “Purchasers”) pursuant to which Biopure agreed to sell, in a private placement (the “Private Placement”), an aggregate of 7,575,754 units (the “Units”), each consisting of one share (collectively, the “Shares”) of Biopure’s Class A common stock, par value $0.01 per share (the “Common Stock”), and a five-year warrant (collectively, the “Warrants”) to acquire, at an exercise price of $0.89 per share, an additional share of Common Stock (collectively, the “Warrant Shares”). The Warrants are exercisable at any time between February 23, 2007 and August 23, 2011 by delivering to Biopure an exercise notice along with payment of the applicable exercise price. The price per Unit under the Purchase Agreement is $0.71.
     Pursuant to the Purchase Agreement, Biopure agreed to file a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “Commission”), within thirty days of the closing of the Private Placement, to register the resale of the Shares and the Warrant Shares. Biopure also agreed to use commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the closing of the Private Placement if the Registration Statement receives no Commission review or 120 days after the closing of the Private Placement if the Registration Statement receives Commission review. If the Registration Statement is not filed or is not declared effective by the applicable required date, then Biopure has agreed to pay each Purchaser liquidated damages at a rate equal to 1.5% per month (pro rata on a 30 day basis) of the purchase price paid by each such Purchaser in the Private Placement for each day following the applicable required date until the Registration Statement is either filed or declared effective, as the case may be, provided, however, that the maximum aggregate amount of liquidated damages payable to each Purchaser is limited to 12% of the purchase price paid by each such Purchaser in the Private Placement.
     Dawson James Securities, Inc. (“Dawson James”) acted as the selling agent for the transaction. As part of the compensation for its services, Dawson James (an accredited investor) received a unit warrant (the “Unit Warrant”) to acquire up to 378,788 units, at an exercise price of $0.89 per unit, each unit consisting of one share of Common Stock and one five-year warrant (collectively, the “Agent Warrants”) to purchase an additional share of Common Stock. The Unit Warrant is exercisable at any time between February 23, 2007 and August 23, 2011 by delivering to Biopure an exercise notice along with payment of the applicable exercise price. The Agent Warrants will exercisable at any time between February 23, 2007 and August 23, 2011 at an exercise price of $0.89 per share. The Agent Warrants will be exercisable by payment of the applicable conversion price or through use of a net exercise feature.
     The foregoing description of the Private Placement, the Purchase Agreement, the Warrant and the Unit Warrant does not purport to be complete and is qualified in its entirety by reference to the form of Warrant attached hereto as Exhibit 4.1, the Unit Warrant attached hereto as Exhibit 4.2, and the Purchase Agreement attached hereto as Exhibit 10.1 , each of which is incorporated herein by this reference.

ITEM 3.02.      Unregistered Sales of Equity Securities.
     Biopure expects the Private Placement of the Units will result in gross proceeds to Biopure of approximately $5.4 million before (i) deducting fees payable to the selling agent and other transaction expenses payable by Biopure. After such expenses, Biopure expects to receive approximately $5.0 million in net proceeds.
     Biopure agreed to pay Dawson James, as selling agent, a cash fee of $268,939.27 and a non-accountable expense allowance of $107,575.71, for a total of $376,514.98, in addition to certain other expense reimbursement amounts. As additional compensation, Biopure issued to Dawson James the Unit Warrant described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.
     The Shares, the Warrants, and the Unit Warrants were offered and sold in the Private Placement to accredited investors without registration under the Securities Act in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Management made its determination regarding the availability of such exemptions based upon the facts and circumstances surrounding the Private Placement, including each Purchaser representing that it is an accredited investor as such term is used in Regulation D, the absence of general solicitation or general advertising in connection with the Private Placement, and the inclusion of restrictive legends on the certificates for the Shares and on the Warrants.
     Additional information regarding the Shares, the Warrants, the Unit Warrants and the Private Placement is included under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
ITEM 8.01.      Other Events.
     On April 17, 2006, Biopure issued a press release announcing it had entered into the Purchase Agreement in connection with the Private Placement. The full text of Biopure’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
ITEM 9.01.      Financial Statements and Exhibits.
(d)	Exhibits
4.1	Form of Common Stock Warrant dated August 23, 2006.

4.2	Unit Warrant dated August 23, 2006.

10.1	Purchase Agreement by and among the Company and each investor dated August 17, 2006

99.1	Press Release issued by Biopure Corporation on August 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION
Date: August 23, 2006	By:	/s/ Zafiris G. Zafirelis
		Name:	Zafiris G. Zafirelis
		Title:	President and CEO

EXHIBIT INDEX

Exhibit Number.	Description

4.1	Form of Common Stock Warrant dated August 23, 2006.

4.2	Unit Warrant dated August 23, 2006.

10.1	Purchase Agreement by and among the Company and each investor dated August 17, 2006.

99.1	Press Release dated August 17, 2006.